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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement on Form S-11 (File No. 333-40813) of Anthracite Capital, Inc. of our report dated March 6, 1998 appearing in the Prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
New York, New York
March 18, 1998